UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2019

EPHS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7694 Colony Palm Drive Boynton Beach, FL 33436

(Address of principal executive offices and zip code)

(212) 321-0091

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

Other Events.

EPHS Holdings, Inc. (the “Company”), through its wholly owned subsidiary, Emerald Plants Health Source, Inc. is preparing for the completion and testing of its initial two crops that were planted in April of 2019. The Company expects that the crops will be harvested towards the end of July and submitted to Health Canada for inspection and testing.  The upcoming testing by Health Canada represents the final step to the Company’s application for a sales license, which will allow the Company’s crops to be available for sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2019	EPHS HOLDINGS, INC.

	By:	/s/ Gianfranco Bentivoglio
	Name:	Gianfranco Bentivoglio
	Title:	Chief Executive Officer and Chief Financial Officer